UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2008

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-5151	42-0442319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Jackson Street, Dubuque, Iowa		52001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 563-556-7730

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On August 26, 2008, the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) and the Audit Committee of the Board of Directors (“Audit Committee”) of Flexsteel Industries, Inc. (“the Company”) determined that the Company’s previously filed consolidated financial statements and other financial information and the related reports of its independent registered public accounting firm on Form 10-K for the fiscal years ended June 30, 2007, 2006, 2005 and 2004 and our quarterly reports on Form 10-Q for the previously mentioned fiscal years and the quarters ended March 31, 2008, December 31, 2007 and September 30, 2007 can no longer be relied upon and should be restated due to errors in the consolidated financial statements. The Audit Committee has discussed the matters disclosed herein with respect to non-reliance on, and the correction of, the Company’s previously issued consolidated financial statements with the Company’s management, other members of the Board of Directors and the Company’s independent registered public accounting firm. The Board of Directors concurred with the Audit Committee’s non-reliance determination.

Background of the Error Correction

During the 2008 fiscal year-end closing process the Company identified unsupported reconciling amounts that reduced the accounts payable balances at a material consolidated subsidiary. After completing analysis of these unsupported reconciling amounts, it was determined that they principally related to the historical accounting at the subsidiary for the capitalization of inventory costs and the clearing of accruals from the accounts payable relating to transactions occurring in fiscal years 2004 and 2005. The historical subsidiary inventory standard costing system, established prior to the warehousing of inventory in China, did not appropriately differentiate the costing of inventory balances warehoused in China versus the United States. The warehoused inventories in China inappropriately included freight-in costs for shipments to the United States that had not been incurred. During fiscal year 2006, the Company modified the subsidiary’s inventory costing process which rectified the costing error in inventory on a prospective basis but resulted in the reclassification of the historical error in inventory freight costs as a reduction to accounts payable with the erroneous belief that the reduction to accounts payable would offset future freight invoices. As a result of this error, the $2.287 million reduction within accounts payable remained until identified during the fiscal year 2008 closing process.

Material Weaknesses in Internal Control over Financial Reporting

As a result of the determination to correct the Company’s consolidated financial statements and in connection with management’s annual assessment of internal controls over financial reporting for the fiscal year ended June 30, 2008, the Company’s CEO and CFO undertook an evaluation of the effectiveness of the Company’s internal control over financial reporting. As a result of their assessment, the Company’s CEO and CFO identified a material weakness in the Company’s internal control over financial reporting. The material weakness is related to the design and operating effectiveness of controls over the Company’s material consolidated subsidiary’s monthly reconciliation of accounts payable records to the general ledger. Specifically, the subsidiary maintained an overly complex accounts payable account structure, which when combined with the processing of a large volume of transactions led to the subsidiary’s inability to perform adequate review procedures to timely identify reconciling amounts and the related reversals. This deficiency obscured the existence of unsupported reconciling amounts resulting in the untimely identification of the errors in the restatement discussed below.

The Company’s management is committed to continuing efforts aimed at improving the design adequacy and operational effectiveness of its system of internal control and intends to take all necessary steps to address this material weakness. Subsequent to June 30, 2008, the Company began taking the following measures to address the material weakness identified above and to enhance internal control over monthly, quarterly and year-end financial reporting:

•	simplifying the account structure surrounding the accounts payable transactions by reducing the number of general ledger accounts used to record accounts payable,
•	improving the accounts payable reconciliation process by revising the automatic postings to accounts payable, and
•	enhancing the review and approval of the accounts payable reconciliation process with our subsidiary associates.

The Company believes that these remediation actions, once they are fully implemented and operating for a sufficient period of time, will improve the Company’s internal controls over financial reporting and are sufficient to remediate the material weakness described above. While steps have been taken to remediate the material weakness, additional measures may be required. Management will assess the effectiveness of the remediation efforts in connection with management’s tests of internal control over financial reporting during fiscal year 2009.

Impact on Previously Issued Financial Statements

In its June 30, 2008 Form 10-K (“2008 Form 10-K”), the Company will present the adjustments in its Consolidated Balance Sheet as of June 30, 2007, the Consolidated Statements of Changes in Shareholders’ Equity for each of the fiscal years ended June 30, 2007 and June 30, 2006 and the Consolidated Statements of Cash Flows for the fiscal year ended June 30, 2006. There were no changes to the previously issued Consolidated Statements of Income for the fiscal years ended June 30, 2007 and 2006 and the quarters ended March 31, 2008, December 31, 2007 and September 30, 2007. There were no changes to the previously issued fiscal year 2007 and quarters ended March 31, 2008, December 31, 2007 and September 30, 2007 Consolidated Statements of Cash Flows. The 2008 Form 10-K will also reflect the adjustments in the “Selected Financial Data” presented in Item 6 for the fiscal years ended June 30, 2007, 2006, 2005 and 2004, as applicable, as previously presented in the Company’s Form 10-K for the fiscal year ended June 30, 2007. The Company currently anticipates filing the 2008 Form 10-K on or about September 15, 2008.

The effect of the restatement on the Company’s previously reported fiscal year end consolidated financial statements are as follows (amounts in thousands, except per share data):

Consolidated Balance Sheets	Fiscal Year Ended June 30, 2004
	As Reported	Adjustment	As Restated
Inventories	$68,880	$(479)	$68,401
Deferred income taxes	3,760	180	3,940
Total current assets	127,489	(299)	127,190
Total assets	169,519	(299)	169,220

Retained earnings	92,552	(299)	92,253
Total shareholders’ equity	101,612	(299)	101,313
Total liabilities and shareholders’equity	169,519	(299)	169,220

Consolidated Statements of Income	Fiscal Year Ended June 30, 2004
	As Reported	Adjustment	As Restated
Cost of goods sold	$(318,047)	$(479)	$(318,526)
Gross margin	83,175	(479)	82,696
Operating income	16,602	(479)	16,123
Income before taxes	16,740	(479)	16,261
Provision for income taxes	(6,610)	180	(6,430)
Net income	10,130	(299)	9,831

Earnings per share of common stock:
Basic	$1.57	$(0.04)	$1.53
Diluted	$1.55	$(0.04)	$1.51

Consolidated Statements of Changes in Shareholders’ Equity	Fiscal Year Ended June 30, 2004
	As Reported	Adjustment	As Restated
Retained earnings	$92,552	$(299)	$92,253
Total shareholders’ equity	101,612	(299)	101,313

Consolidated Statements of Cash Flows	Fiscal Year Ended June 30, 2004
	As Reported	Adjustment	As Restated
OPERATING ACTIVITIES:
Net income	$10,130	$(299)	$9,831
Adjustment to reconcile net income to net cash provided by operating activities:
Deferred income taxes	2,555	(180)	2,375
Changes in operating assets and liabilities, net of acquisition:
Inventories	(9,262)	479	(8,783)
Net cash provided by operating activities	7,494	—	7,494

Consolidated Balance Sheets	Fiscal Year Ended June 30, 2005
	As Reported	Adjustment	As Restated
Inventories	$69,945	$(2,287)	$67,658
Deferred income taxes	4,430	850	5,280
Total current assets	127,798	(1,437)	126,361
Total assets	166,658	(1,437)	165,221

Retained earnings	95,196	(1,437)	93,759
Total shareholders’ equity	104,798	(1,437)	103,361
Total liabilities and shareholders’equity	166,658	(1,437)	165,221

Consolidated Statements of Income	Fiscal Year Ended June 30, 2005
	As Reported	Adjustment	As Restated
Cost of goods sold	$(333,170)	$(1,808)	$(334,978)
Gross margin	76,853	(1,808)	75,045
Operating income	9,066	(1,808)	7,258
Income before taxes	8,704	(1,808)	6,896
Provision for income taxes	(2,660)	670	(1,990)
Net income	6,044	(1,138)	4,906

Earnings per share of common stock:
Basic	$0.93	$(0.18)	$0.75
Diluted	$0.92	$(0.18)	$0.74

Consolidated Statements of Changes in Shareholders’ Equity	Fiscal Year Ended June 30, 2005
	As Reported	Adjustment	As Restated
Retained earnings	$95,196	$(1,437)	$93,759
Total shareholders’ equity	104,798	(1,437)	103,361

Consolidated Statements of Cash Flows	Fiscal Year Ended June 30, 2005
	As Reported	Adjustment	As Restated
OPERATING ACTIVITIES:
Net income	$6,044	$(1,138)	$4,906
Adjustment to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(1,150)	(670)	(1,820)
Changes in operating assets and liabilities, net of acquisition:
Inventories	(1,065)	1,808	743
Net cash provided by operating activities	12,724	—	12,724

Consolidated Balance Sheets	Fiscal Year Ended June 30, 2006
	As Reported	Adjustment	As Restated
Deferred income taxes	$4,620	$850	$5,470
Total current assets	145,387	850	146,237
Total assets	183,326	850	184,176

Accounts payable	15,768	2,287	18,055
Total current liabilities	48,400	2,287	50,687
Total liabilities	75,823	2,287	78,110
Retained earnings	96,502	(1,437)	95,065
Total shareholders’ equity	107,502	(1,437)	106,065
Total liabilities and shareholders’equity	183,326	850	184,176

Consolidated Statements of Income – Fiscal Year Ended June 30, 2006 - No Change

Consolidated Statements of Changes in Shareholders’ Equity	Fiscal Year Ended June 30, 2006
	As Reported	Adjustment	As Restated
Retained earnings	$96,502	$(1,437)	$95,065
Total shareholders’ equity	107,502	(1,437)	106,065

Consolidated Statements of Cash Flows	Fiscal Year Ended June 30, 2006
	As Reported	Adjustment	As Restated
OPERATING ACTIVITIES:
Changes in operating assets and liabilities, net of acquisition:
Inventories	$(14,825)	$2,287	$(12,538)
Accounts payable	(492)	(2,287)	(2,779)
Net cash used in operating activities	(7,255)	—	(7,255)

Consolidated Balance Sheets	Fiscal Year Ended June 30, 2007
	As Reported	Adjustment	As Restated
Deferred income taxes	$3,850	$850	$4,700
Total current assets	142,516	850	143,366
Total assets	184,164	850	185,014

Accounts payable	13,607	2,287	15,894
Total current liabilities	43,177	2,287	45,464
Total liabilities	70,049	2,287	72,336
Retained earnings	102,421	(1,437)	100,984
Total shareholders’ equity	114,115	(1,437)	112,678
Total liabilities and shareholders’equity	184,164	850	185,014

Consolidated Statements of Income – Fiscal Year Ended June 30, 2007 – No Change

Consolidated Statements of Changes in Shareholders’ Equity	Fiscal Year Ended June 30, 2007
	As Reported	Adjustment	As Restated
Retained earnings	$102,421	$(1,437)	$100,984
Total shareholders’ equity	114,115	(1,437)	112,678

Consolidated Statements of Cash Flows – Fiscal Year Ended June 30, 2007 – No Change

The effect of the restatement on certain of the Company’s previously reported quarterly financial statements on Form 10-Q are as follows (amounts in thousands):

Consolidated Balance Sheets	Quarter Ended September 30, 2007
	As Reported	Adjustment	As Restated
Deferred income taxes	$3,720	$850	$4,570
Total current assets	142,491	850	143,341
Total assets	183,291	850	184,141

Accounts payable	11,904	2,287	14,191
Total current liabilities	41,617	2,287	43,904
Total liabilities	68,956	2,287	71,243
Retained earnings	102,640	(1,437)	101,203
Total shareholders’ equity	114,335	(1,437)	112,898
Total liabilities and shareholders’equity	183,291	850	184,141

Consolidated Statements of Income – Quarter Ended September 30, 2007 – No Change

Consolidated Statements of Cash Flows – Quarter Ended September 30, 2007 – No Change

Consolidated Balance Sheets	Quarter Ended December 31, 2007
	As Reported	Adjustment	As Restated
Deferred income taxes	$3,670	$850	$4,520
Total current assets	144,470	850	145,320
Total assets	184,793	850	185,643

Accounts payable	12,752	2,287	15,039
Total current liabilities	41,740	2,287	44,027
Total liabilities	69,290	2,287	71,577
Retained earnings	103,653	(1,437)	102,216
Total shareholders’ equity	115,503	(1,437)	114,066
Total liabilities and shareholders’equity	184,793	850	185,643

Consolidated Statements of Income – Quarter Ended December 31, 2007 – No Change

Consolidated Statements of Cash Flows – Quarter Ended December 31, 2007 – No Change

Consolidated Balance Sheets	Quarter Ended March 31, 2008
	As Reported	Adjustment	As Restated
Deferred income taxes	$3,420	$850	$4,270
Total current assets	135,358	850	136,208
Total assets	174,767	850	175,617

Accounts payable	9,672	2,287	11,959
Total current liabilities	32,010	2,287	34,297
Total liabilities	59,670	2,287	61,957
Retained earnings	103,648	(1,437)	102,211
Total shareholders’ equity	115,097	(1,437)	113,660
Total liabilities and shareholders’equity	174,767	850	175,617

Consolidated Statements of Income – Quarter Ended March 31, 2008 – No Change

Consolidated Statements of Cash Flows – Quarter Ended March 31, 2008 – No Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.
(Registrant)
Date:	September 2, 2008	By:	/s/ Timothy E. Hall
Timothy E. Hall Vice President-Finance, CFO, and Secretary Principal Financial Officer